UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2015

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FUTURE WORLD GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

BETAFOX CORP.

(Previous Corporate Name)

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Nevada	333-197968	33-1230099
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

301 South Brea Canyon Road

Walnut, CA 91789

(Address of Principal Executive Office) (Zip Code)

(909) 718-7880

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 17, 2015, the Registrant, formerly known as Betafox Corp. and now known as Future World Group, Inc., changed its office address from One World Trade Center, EGD Global Suite 8500, New York, NY 10007, to its new address: 301 South Brea Canyon Road, Walnut CA 91789. At its new office address, the Registrant is a sub-tenant, at no cost, on a month-to-month basis. The premises are leased from an unaffiliated landlord to a company controlled by Mr. Lei Pei, the Registrant’s CEO.

The Registrant’s telephone number at its new office address, which was (212) 220-7102, is now (909) 718-7880.

Also, effective as of the opening of business on Friday, November 20, 2015, the Registrant’s trading symbol was changed from BFXX to EGDS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FUTURE WORLD GROUP, INC.

Date: November 20, 2015	By:	/s/ Lei Pei
Lei Pei CEO

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